UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2004

SCHUFF INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22715	86-1033353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Buchanan Street, Phoenix, AZ	85007
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (602) 252-7787

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events

     On December 8, 2004, Schuff International, Inc. (AMEX: SHF) issued a press release announcing the commencement of a consent solicitation relating to its 10 1/2% Senior Notes due June 2008. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

Exhibit Number	Description
99.1	Press Release dated December 8, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHUFF INTERNATIONAL, INC.
Date: December 8, 2004	/s/ Michael R. Hill
Michael R. Hill
Vice President and Chief Financial Officer